UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03143
                                   ----------

                    TEMPLETON GLOBAL SMALLER COMPANIES FUND
               ---------------------------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS


                               [GRAPHIC OMITTED]

                                                               FEBRUARY 28, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         SEMIANNUAL REPORT AND SHAREHOLDER LETTER              |    GLOBAL
--------------------------------------------------------------------------------

                                                      WANT TO RECEIVE
                   [GRAPHIC OMITTED]                  THIS DOCUMENT
                                                      FASTER VIA EMAIL?
                   TEMPLETON GLOBAL
                SMALLER COMPANIES FUND                Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.

--------------------------------------------------------------------------------

                                   [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups
                            operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                            That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Global Smaller Companies Fund ...................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   11

Financial Highlights and Statement of Investments .........................   13

Financial Statements ......................................................   21

Notes to Financial Statements .............................................   25

Shareholder Information ...................................................   35

--------------------------------------------------------------------------------

Semiannual Report

Templeton Global Smaller Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Smaller Companies Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies located anywhere in the world, including emerging markets, as defined in the Fund's prospectus.

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Global Smaller Companies Fund's semiannual report for the period ended February 28, 2005.

PERFORMANCE OVERVIEW

For the six months under review, the Fund's Class A shares posted a 23.43% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a 15.24% cumulative total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

For the six months under review, the global economy generally continued to expand. In fourth quarter 2004, gross domestic product (GDP) increased at annualized rates of 3.8% in the U.S. and 9.5% in China.(2) For the same quarter, GDP grew an annualized 1.7% in Canada, while rising 2.8% in the U.K. and 1.6% in the euro zone.(3) Japan's GDP rose only 0.5% annualized.(4) Industrial metals and several other commodity prices rose particularly due to

(1) Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)   Source: National Bureau of Statistics of China.

(3)   Sources: Statistics Canada; Office for National Statistics (U.K.);
      Eurostat.

(4)   Source: Japan Cabinet Office.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                                           Semiannual Report | 3

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 2/28/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Europe                                      37.2%
Asia                                        31.7%
North America                               19.5%
Australia & New Zealand                      4.5%
Middle East & Africa                         1.4%
Latin America                                0.4%
Short-Term Investments & Other Net Assets    5.3%

increased demand from China. While Chile, Brazil, Canada, Australia and Argentina benefited from strong overall demand for natural resources, Mexico and other oil-exporting countries benefited specifically from high oil prices.

Investors' major concerns during the six months were rising energy costs (oil prices reached a high of $56 in October 2004) and the large U.S. budget and current account deficits.(5) Offsetting this, relatively low inflation and short-term interest rates supported global stock market levels, despite recent rate increases by the U.S. Federal Reserve Board and other central banks. An additional factor was the large number of companies that returned cash to shareholders during the period through rising dividends and share repurchases.

During the six-month period under review, the MSCI World Index's total return was 15.24% and the MSCI Emerging Markets Index's was 35.36%, in U.S. dollars.(6) In local currencies, their respective total returns were 11.12% and 23.89%.(6) For most of the period, the majority of the world's currencies strengthened in relation to the U.S. dollar. However, the U.S. dollar's protracted decline versus these currencies reversed course in January 2005, as the dollar appreciated. Still, the currency effect benefited U.S.-based investors who invested in non-U.S. equities from developed and emerging market countries, as local currency returns were boosted when translated into a weaker U.S. dollar.

INVESTMENT STRATEGY

At Templeton, we take a long-term, value-oriented approach to investing. We focus our analysis primarily at the company level; we seek to identify when a company's value on the stock exchange is substantially below our estimate of the company's underlying worth -- also known as its "intrinsic value." Our analysts determine the intrinsic value of a company first by understanding the company and the industry in which it operates, and then by forecasting future earnings and cash flow growth. We look to invest in those companies selling at the lowest level relative to our expectations for future earnings and cash flow. We are patient investors; our typical holding period is four to five years.

(5)   Source: U.S. Department of Energy.

(6) Source: Standard & Poor's Micropal. See footnote 1 for a description of the MSCI World Index. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.


4 | Semiannual Report

In looking for opportunities, we put less emphasis on the current situation and more on what we believe could materialize in the future. Hence, the greatest opportunities often can be in companies that are out of favor -- they may be undergoing a restructuring, the business cycle may have turned against them, or they may have been oversold due to temporary difficulties that our analysis indicates have been over-discounted by the market.

MANAGER'S DISCUSSION

Several Fund holdings performed well during the six months under review. Shares of Novar, a British company that offers building security systems, aluminum products and security printing services, appreciated strongly and contributed to Fund performance. Consistent with our strategy, we considered Novar an attractive investment based on its low valuation, strong market positions in many of its products and relatively high dividend yield of about 8% when we purchased it. The acquisition offer from Honeywell International, a large American multinational, also fueled Novar's strong market performance. Honeywell International agreed to purchase Novar as a way to expand into building products. Due to the sharp increase in the stock price accompanying news of the takeover offer, we sold our position in Novar by period-end.

Kidde, a leading fire and safety products manufacturer for aerospace, industrial and retail markets, also performed well during the reporting period. The British company holds the number one global position for aircraft fire safety systems in the aerospace and defense industry. In addition, its residential and commercial divisions make Kidde the market leader for carbon monoxide alarms, fire blankets and escape ladders and one of the key players in the fire extinguisher market. Operating in a growth industry driven by regulatory demand and increasing consumer safety awareness and need for safety products and systems, Kidde benefited from the favorable regulatory environment. Similar to Novar, Kidde also announced that it had accepted a takeover offer from a large U.S. multinational, United Technologies. As a result, Kidde's stock price increased materially, contributing to Fund performance, and we chose to sell our position by period-end.

TOP 10 HOLDINGS
2/28/05

--------------------------------------------------------------------------------
  COMPANY                                                            % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                                           NET ASSETS
--------------------------------------------------------------------------------
  OPG Groep NV                                                              2.5%
   HEALTH CARE PROVIDERS & SERVICES,
   NETHERLANDS
--------------------------------------------------------------------------------
  Aalberts Industries NV                                                    2.1%
   INDUSTRIAL CONGLOMERATES, NETHERLANDS
--------------------------------------------------------------------------------
  Bodycote International PLC,
  common & restricted                                                       2.0%
   MACHINERY, U.K.
--------------------------------------------------------------------------------
  Iluka Resources Ltd.                                                      1.9%
   METALS & MINING, AUSTRALIA
--------------------------------------------------------------------------------
  Moulin International Holdings Ltd.                                        1.8%
   HEALTH CARE EQUIPMENT & SUPPLIES,
   HONG KONG
--------------------------------------------------------------------------------
  Gamestop Corp.                                                            1.8%
   SPECIALTY RETAIL, U.S.
--------------------------------------------------------------------------------
  Vestas Wind Systems AS,
  common & restricted                                                       1.7%
   ELECTRICAL EQUIPMENT, DENMARK
--------------------------------------------------------------------------------
  Metso OYJ                                                                 1.7%
   MACHINERY, FINLAND
--------------------------------------------------------------------------------
  Imtech NV                                                                 1.7%
   CONSTRUCTION & ENGINEERING,
   NETHERLANDS
--------------------------------------------------------------------------------
  Vedior NV                                                                 1.6%
   COMMERCIAL SERVICES & SUPPLIES,
   NETHERLANDS
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5

Another contributor to Fund performance during this period was Aalberts Industries, a Dutch-based engineering group that manufactures high-grade industrial products. As the leading supplier to many European industrial companies, Aalberts benefited from Europe's improving economic conditions. In line with our strategy, we considered the company attractive because of its outstanding track record of identifying acquisitions that add value. Its shares appreciated strongly and aided Fund performance during the reporting period. We continued to hold its shares based on its low valuations.

It is also important to recognize the effect of foreign currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2005, the U.S. dollar declined in value relative to most non-U.S. currencies. The Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure due to the U.S. dollar's decrease in value during the period. However, one cannot expect the same result in future periods.

Some of our holdings did not perform well and detracted from Fund performance during the six months under review. As a leading car rental company in Europe, Asia and the Middle East, Avis Europe faced a challenging revenue environment resulting from competitors' excessive growth in capacity and increased market penetration of online brokers. Our research highlighted the company's potential for cost cutting through the initiation of online marketing, reduction of fleet costs and improvement in customer service. Despite the share price decline, we continued to hold our position in Avis Europe because of management's renewed focus on turning the business around.

Another detractor from Fund performance during this period was Invensys. Based in England, Invensys offers customers strategic solutions to improve productivity and reliability in their supply chains by conserving energy and water usage in commercial, industrial and residential buildings. The company also manufactures railroad signaling and control equipment, wind turbine gear units and power components. Our investment in Invensys was a disappointment; the expected operating leverage to an improving economic environment failed to materialize in the markets where the company operates. In addition, Invensys struggled in an intensely competitive environment and under pressure of customers' reduced capital spending, commodization trends and manufacturing's move to Asia. As a result of this unfavorable environment, we sold our shares by period-end.


6 | Semiannual Report

We thank you for your interest in Templeton Global Smaller Companies Fund, welcome your questions and comments, and look forward to serving your future investment needs.

                           /s/ Tucker Scott
 [PHOTO OMITTED]           Tucker Scott, CFA


                           /s/ Cynthia Sweeting
 [PHOTO OMITTED]           Cynthia Sweeting, CFA

                           Portfolio Management Team
                           Templeton Global Smaller Companies Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 2/28/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------
  CLASS A                                          CHANGE    2/28/05    8/31/04
-------------------------------------------------------------------------------
  Net Asset Value (NAV)                            +$0.88      $9.57      $8.69
-------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-2/28/05)
-------------------------------------------------------------------------------
  Dividend Income                     $0.1037
-------------------------------------------------------------------------------
  Long-Term Capital Gain              $0.9103
-------------------------------------------------------------------------------
          TOTAL                       $1.0140
-------------------------------------------------------------------------------
  CLASS B                                          CHANGE    2/28/05    8/31/04
-------------------------------------------------------------------------------
  Net Asset Value (NAV)                            +$0.87      $9.29      $8.42
-------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-2/28/05)
-------------------------------------------------------------------------------
  Dividend Income                     $0.0153
-------------------------------------------------------------------------------
  Long-Term Capital Gain              $0.9103
-------------------------------------------------------------------------------
          TOTAL                       $0.9256
-------------------------------------------------------------------------------
  CLASS C                                          CHANGE    2/28/05    8/31/04
-------------------------------------------------------------------------------
  Net Asset Value (NAV)                            +$0.89      $9.44      $8.55
-------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-2/28/05)
-------------------------------------------------------------------------------
  Dividend Income                     $0.0274
-------------------------------------------------------------------------------
  Long-Term Capital Gain              $0.9103
-------------------------------------------------------------------------------
          TOTAL                       $0.9377
-------------------------------------------------------------------------------
  ADVISOR CLASS                                    CHANGE    2/28/05    8/31/04
-------------------------------------------------------------------------------
  Net Asset Value (NAV)                            +$0.86      $9.57      $8.71
-------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-2/28/05)
-------------------------------------------------------------------------------
  Dividend Income                     $0.1265
-------------------------------------------------------------------------------
  Long-Term Capital Gain              $0.9103
-------------------------------------------------------------------------------
          TOTAL                       $1.0368
-------------------------------------------------------------------------------


8 | Semiannual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------
  CLASS A                                   6-MONTH     1-YEAR      5-YEAR       10-YEAR
---------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                  23.43%     20.24%      60.29%       146.21%
---------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)              16.33%     13.38%       8.61%         8.78%
---------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)            $11,633    $11,338     $15,110       $23,206
---------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(4)                    13.64%       7.66%         8.42%
---------------------------------------------------------------------------------------------------
  CLASS B                                   6-MONTH     1-YEAR      5-YEAR     INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                  22.95%     19.40%      54.14%        70.85%
---------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)              18.95%     15.40%       8.76%         9.08%
---------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)            $11,895    $11,540     $15,214       $17,085
---------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(4)                    15.65%       7.81%         8.73%
---------------------------------------------------------------------------------------------------
  CLASS C                                   6-MONTH     1-YEAR      5-YEAR     INCEPTION (5/1/95)
---------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                  23.01%     19.51%      54.62%       114.62%
---------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)              22.01%     18.51%       9.11%         8.08%
---------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)            $12,201    $11,851     $15,462       $21,462
---------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(4)                    18.76%       8.14%         7.86%
---------------------------------------------------------------------------------------------------
  ADVISOR CLASS(5)                          6-MONTH     1-YEAR      5-YEAR       10-YEAR
---------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                  23.58%     20.54%      62.63%       152.72%
---------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)              23.58%     20.54%      10.21%         9.71%
---------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)            $12,358    $12,054     $16,263       $25,272
---------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(4)                    20.78%       9.22%         9.34%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 74.76% and 7.08%.


10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                      VALUE 8/31/04       VALUE 2/28/05   PERIOD* 8/31/04-2/28/05
-------------------------------------------------------------------------------------------------------------
  Actual                                          $1,000             $1,234.30              $ 7.48
-------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)        $1,000             $1,018.10              $ 6.76
-------------------------------------------------------------------------------------------------------------
  CLASS B
-------------------------------------------------------------------------------------------------------------
  Actual                                          $1,000             $1,229.50              $11.55
-------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)        $1,000             $1,014.43              $10.44
-------------------------------------------------------------------------------------------------------------
  CLASS C
-------------------------------------------------------------------------------------------------------------
  Actual                                          $1,000             $1,230.10              $11.61
-------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)        $1,000             $1,014.38              $10.49
-------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------
  Actual                                          $1,000             $1,235.80              $ 6.10
-------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)        $1,000             $1,019.34              $ 5.51
-------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.35%; B: 2.09%; C: 2.10%; and Advisor: 1.10%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


12 | Semiannual Report

Templeton Global Smaller Companies Fund

FINANCIAL HIGHLIGHTS

                                             -----------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                             FEBRUARY 28, 2005                       YEAR ENDED AUGUST 31,
CLASS A                                         (UNAUDITED)         2004          2003          2002          2001          2000
                                             -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ......  $      8.69       $    7.16     $    5.82     $    6.10     $    7.30     $    7.40
                                             -----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .................          .02             .07           .07           .05           .07           .11

 Net realized and unrealized gains (losses)         1.87            1.56          1.32          (.27)         (.98)          .35
                                             -----------------------------------------------------------------------------------
Total from investment operations ..........         1.89            1.63          1.39          (.22)         (.91)          .46
                                             -----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ....................         (.10)           (.10)         (.05)         (.06)         (.10)         (.17)

 Net realized gains .......................         (.91)             --            --            --          (.19)         (.39)
                                             -----------------------------------------------------------------------------------
Total distributions .......................        (1.01)           (.10)         (.05)         (.06)         (.29)         (.56)
                                             -----------------------------------------------------------------------------------
Redemption fees ...........................           --(c)           --(c)         --(c)         --            --            --
                                             -----------------------------------------------------------------------------------
Net asset value, end of period ............  $      9.57       $    8.69     $    7.16     $    5.82     $    6.10     $    7.30
                                             ===================================================================================


Total return(b) ...........................        23.43%          23.04%        24.09%        (3.59)%      (12.50)%        7.09%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........  $   914,505       $ 744,017     $ 691,103     $ 565,680     $ 647,893     $ 952,784

Ratios to average net assets:

 Expenses .................................         1.35%(d)        1.42%         1.46%         1.44%         1.46%         1.37%

 Net investment income ....................          .43%(d)         .91%         1.18%          .82%         1.07%         1.60%

Portfolio turnover rate ...................        19.96%          31.69%        29.51%        25.31%        36.65%        27.19%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 13

Templeton Global Smaller Companies Fund

                                             -----------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                             FEBRUARY 28, 2005                       YEAR ENDED AUGUST 31,
CLASS B                                         (UNAUDITED)          2004          2003          2002         2001          2000
                                             -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ......     $   8.42       $    6.97     $    5.70     $    5.99     $    7.20     $    7.36
                                             -----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ..........         (.02)            .02           .03           .02           .03           .07

 Net realized and unrealized gains (losses)         1.82            1.52          1.27          (.28)         (.97)          .32
                                             -----------------------------------------------------------------------------------
Total from investment operations ..........         1.80            1.54          1.30          (.26)         (.94)          .39
                                             -----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ....................         (.02)           (.09)         (.03)         (.03)         (.08)         (.16)

 Net realized gains .......................         (.91)             --            --            --          (.19)         (.39)
                                             -----------------------------------------------------------------------------------
Total distributions .......................         (.93)           (.09)         (.03)         (.03)         (.27)         (.55)
                                             -----------------------------------------------------------------------------------
Redemption fees ...........................           --(c)           --(c)         --(c)         --            --            --
                                             -----------------------------------------------------------------------------------
Net asset value, end of period ............     $   9.29       $    8.42     $    6.97     $    5.70     $    5.99     $    7.20
                                             ===================================================================================


Total return(b) ...........................        22.95%          22.23%        22.97%        (4.25)%      (13.13)%        6.01%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........     $  7,899       $   4,896     $   3,171     $   1,409     $     333     $     519

Ratios to average net assets:

 Expenses .................................         2.09%(d)        2.16%         2.21%         2.19%         2.20%         2.11%

 Net investment income (loss) .............         (.31)%(d)        .17%          .43%          .07%          .53%          .98%

Portfolio turnover rate ...................        19.96%          31.69%        29.51%        25.31%        36.65%        27.19%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


14 | See notes to financial statements. | Semiannual Report

Templeton Global Smaller Companies Fund

                                             -----------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                             FEBRUARY 28, 2005                     YEAR ENDED AUGUST 31,
CLASS C                                         (UNAUDITED)         2004          2003          2002          2001          2000
                                             -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ......      $  8.55       $    7.05     $    5.75     $    6.00     $    7.19     $    7.27
                                             -----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ..........         (.01)            .02           .02           .01           .02           .05

 Net realized and unrealized gains (losses)         1.84            1.54          1.30          (.26)         (.96)          .35
                                             -----------------------------------------------------------------------------------
Total from investment operations ..........         1.83            1.56          1.32          (.25)         (.94)          .40
                                             -----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ....................         (.03)           (.06)         (.02)           --(d)       (.06)         (.09)

 Net realized gains .......................         (.91)             --            --            --          (.19)         (.39)
                                             -----------------------------------------------------------------------------------
Total distributions .......................         (.94)           (.06)         (.02)           --          (.25)         (.48)
                                             -----------------------------------------------------------------------------------
Redemption fees ...........................           --(c)           --(c)         --(c)         --            --            --
                                             -----------------------------------------------------------------------------------
Net asset value, end of period ............      $  9.44       $    8.55     $    7.05     $    5.75     $    6.00     $    7.19
                                             ===================================================================================


Total return(b) ...........................        23.01%          22.07%        23.17%        (4.12)%      (13.17)%        6.15%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........      $43,442       $  30,741     $  17,347     $  12,894     $  13,348     $  20,729

Ratios to average net assets:

 Expenses .................................         2.10%(e)        2.17%         2.20%         2.17%         2.20%         2.11%

 Net investment income (loss)..............         (.32)%(e)        .16%          .44%          .09%          .33%          .79%

Portfolio turnover rate ...................        19.96%          31.69%        29.51%        25.31%        36.65%        27.19%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Actual distribution from net investment income per share was $.003.

(e)   Annualized.


                     Semiannual Report | See notes to financial statements. | 15

Templeton Global Smaller Companies Fund

                                             -----------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                             FEBRUARY 28, 2005                    YEAR ENDED AUGUST 31,
ADVISOR CLASS                                   (UNAUDITED)         2004          2003          2002          2001          2000
                                             -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ......      $  8.71       $    7.17     $    5.84     $    6.12     $    7.31     $    7.42
                                             -----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .................          .02             .10           .06           .07           .07           .14

 Net realized and unrealized gains (losses)         1.88            1.56          1.33          (.28)         (.96)          .34
                                             -----------------------------------------------------------------------------------
Total from investment operations ..........         1.90            1.66          1.39          (.21)         (.89)          .48
                                             -----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ....................         (.13)           (.12)         (.06)         (.07)         (.11)         (.20)

 Net realized gains .......................         (.91)             --            --            --          (.19)         (.39)
                                             -----------------------------------------------------------------------------------
Total distributions .......................        (1.04)           (.12)         (.06)         (.07)         (.30)         (.59)
                                             -----------------------------------------------------------------------------------
Redemption fees ...........................           --(c)           --(c)         --(c)         --            --            --
                                             -----------------------------------------------------------------------------------
Net asset value, end of period ............      $  9.57       $    8.71     $    7.17     $    5.84     $    6.12     $    7.31
                                             ===================================================================================


Total return(b) ...........................        23.58%          23.30%        24.39%        (3.27)%      (12.16)%        7.34%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........      $25,310       $   9,329     $   4,834     $  10,344     $   2,929     $  10,234

Ratios to average net assets:

 Expenses .................................         1.10%(d)        1.17%         1.21%         1.19%         1.21%         1.12%

 Net investment income ....................          .68%(d)        1.16%         1.43%         1.07%         1.10%         1.93%

Portfolio turnover rate ...................        19.96%          31.69%        29.51%        25.31%        36.65%        27.19%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


16 | See notes to financial statements. | Semiannual Report

Templeton Global Smaller Companies Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                       INDUSTRY                     SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 93.4%
    AUSTRALIA 4.5%
    APN News & Media Ltd. ............................                   Media                       2,345,720   $    8,942,273
    Billabong International Ltd. .....................      Textiles Apparel & Luxury Goods            369,406        4,010,986
    Downer EdI Ltd. ..................................      Commercial Services & Supplies           1,509,000        5,991,750
    Iluka Resources Ltd. .............................              Metals & Mining                  4,085,420       18,391,271
    John Fairfax Holdings Ltd. .......................                   Media                       2,259,450        7,592,683
                                                                                                                 --------------
                                                                                                                     44,928,963
                                                                                                                 --------------
    BAHAMAS .4%
(a) Steiner Leisure Ltd. .............................             Specialty Retail                    126,500        4,168,175
                                                                                                                 --------------
    BERMUDA .1%
    Axis Capital Holdings Ltd. .......................                 Insurance                        31,100          870,489
                                                                                                                 --------------
    CANADA 5.5%
    Abitibi-Consolidated Inc. ........................          Paper & Forest Products                558,470        2,590,688
    CAE Inc. .........................................            Aerospace & Defense                1,903,300        8,721,175
(a) GSI Lumonics Inc. ................................    Electronic Equipment & Instruments           729,000        6,243,251
    Legacy Hotels ....................................                Real Estate                    1,621,700        9,206,358
    Linamar Corp. ....................................              Auto Components                    690,000        7,795,061
    National Bank of Canada ..........................             Commercial Banks                    226,400        9,733,153
    Quebecor World Inc. ..............................      Commercial Services & Supplies             454,260       10,499,501
                                                                                                                 --------------
                                                                                                                     54,789,187
                                                                                                                 --------------
    CHINA 2.5%
    China Oilfield Services Ltd. .....................        Energy Equipment & Services           14,768,000        5,254,707
    China Resources Power Co. Ltd. ...................            Electric Utilities                 9,984,000        5,312,715
(a) TCL Communication Technology Holdings ............         Communications Equipment             10,508,000          741,048
    TCL International Holdings Inc. ..................            Household Durables                32,956,000        7,648,512
    Weiqiao Textile Co. Ltd. .........................      Textiles Apparel & Luxury Goods          2,463,000        4,026,600
    Weiqiao Textile Co. Ltd., 144A ...................      Textiles Apparel & Luxury Goods          1,290,500        2,109,755
                                                                                                                 --------------
                                                                                                                     25,093,337
                                                                                                                 --------------
    DENMARK 2.9%
    ISS AS ...........................................      Commercial Services & Supplies             179,500       11,271,736
(a) Vestas Wind Systems AS ...........................           Electrical Equipment                  955,140       12,743,242
(a) Vestas Wind Systems AS, 144A .....................           Electrical Equipment                  318,380        4,247,748
                                                                                                                 --------------
                                                                                                                     28,262,726
                                                                                                                 --------------
    FINLAND 5.1%
    Amer Group Ltd., A ...............................       Leisure Equipment & Products              569,700       10,588,420
    Huhtamaki OYJ ....................................          Containers & Packaging                 444,900        6,975,681
    Metso OYJ ........................................                 Machinery                       891,650       16,696,151
    Orion OYJ ........................................              Pharmaceuticals                  1,013,800       16,137,241
                                                                                                                 --------------
                                                                                                                     50,397,493
                                                                                                                 --------------
    GERMANY 1.6%
    Celesio AG .......................................     Health Care Providers & Services            151,000       11,397,887
    Vossloh AG .......................................                 Machinery                        80,900        4,012,110
                                                                                                                 --------------
                                                                                                                     15,409,997
                                                                                                                 --------------


                                                          Semiannual Report | 17

Templeton Global Smaller Companies Fund

-------------------------------------------------------------------------------------------------------------------------------
                                                                       INDUSTRY                     SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    HONG KONG 10.7%
    Asia Satellite Telecommunications Holdings Ltd. ..  Diversified Telecommunication Services       2,845,000   $    5,180,056
    China Pharmaceutical Enterprise &
      Investment Corp. Ltd. ..........................              Pharmaceuticals                 26,277,848        6,991,523
    Dah Sing Financial Holdings Ltd. .................             Commercial Banks                  1,280,000        9,683,355
    Fountain Set Holdings Ltd. .......................      Textiles Apparel & Luxury Goods          8,684,000        5,790,113
    Giordano International Ltd. ......................             Specialty Retail                 14,531,348        9,595,707
    Hang Lung Group Ltd. .............................                Real Estate                    1,665,000        3,031,562
    Hopewell Holdings Ltd. ...........................       Transportation Infrastructure           2,982,000        7,513,357
    Hung Hing Printing Group Ltd. ....................          Containers & Packaging              20,862,508       16,183,996
    Li & Fung Ltd. ...................................               Distributors                    4,761,000        8,149,732
    Moulin International Holdings Ltd. ...............     Health Care Equipment & Supplies         21,946,000       17,868,700
    Ngai Lik Industrial Holding Ltd. .................            Household Durables                16,222,000        4,940,056
    Techtronic Industries Co. Ltd. ...................            Household Durables                 4,561,242       10,702,816
                                                                                                                 --------------
                                                                                                                    105,630,973
                                                                                                                 --------------
    INDIA 4.8%
    Associated Cement Cos. Ltd. ......................          Construction Materials                 989,700        8,324,050
    Gail India Ltd., GDR, 144A .......................               Gas Utilities                     379,910       12,586,418
    Gujarat Ambuja Cements Ltd. ......................          Construction Materials               1,006,480       10,364,657
    Housing Development Finance Corp. Ltd. ...........        Thrifts & Mortgage Finance               601,660       10,720,537
    Satyam Computers Services Ltd. ...................                IT Services                      543,622        5,124,760
                                                                                                                 --------------
                                                                                                                     47,120,422
                                                                                                                 --------------
    INDONESIA .6%
    PT Indosat TBK ...................................  Diversified Telecommunication Services       9,955,000        5,641,292
                                                                                                                 --------------
    ISRAEL 1.4%
(a) Orbotech Ltd. ....................................    Electronic Equipment & Instruments           614,700       14,045,895
                                                                                                                 --------------
    JAPAN 3.9%
    Meitec Corp. .....................................      Commercial Services & Supplies             304,100       10,442,575
    Ono Pharmaceutical Co. Ltd. ......................              Pharmaceuticals                    203,000       11,067,961
    Sangetsu Co. Ltd. ................................            Household Durables                   352,000        8,333,254
    Sohgo Security Services Co. Ltd. .................      Commercial Services & Supplies             651,500        9,297,795
                                                                                                                 --------------
                                                                                                                     39,141,585
                                                                                                                 --------------
    LUXEMBOURG .4%
(a) Thiel Logistik AG ................................                IT Services                      629,000        4,173,120
                                                                                                                 --------------
    MEXICO .4%
    Grupo Continental SA .............................                 Beverages                     1,992,962        3,608,698
                                                                                                                 --------------
    NETHERLANDS 11.2%
    Aalberts Industries NV ...........................         Industrial Conglomerates                423,479       21,153,201
    Arcadis NV .......................................        Construction & Engineering               533,932       11,277,664
    Draka Holding NV .................................           Electrical Equipment                  193,464        3,394,600
    Draka Holding NV, 144A ...........................           Electrical Equipment                  135,422        2,376,171
    IHC Caland NV ....................................        Energy Equipment & Services              142,300        9,440,938
    Imtech NV ........................................        Construction & Engineering               459,190       16,485,209
    Oce NV ...........................................            Office Electronics                   347,450        5,751,417
    OPG Groep NV .....................................     Health Care Providers & Services            385,100       24,861,118
    Vedior NV ........................................      Commercial Services & Supplies             869,000       16,295,045
                                                                                                                 --------------
                                                                                                                    111,035,363
                                                                                                                 --------------


18 | Semiannual Report

Templeton Global Smaller Companies Fund

-------------------------------------------------------------------------------------------------------------------------------
                                                                       INDUSTRY                     SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    NORWAY 1.5%
    Norske Skogindustrier ASA, A .....................          Paper & Forest Products                286,000   $    6,079,129
    Prosafe ASA ......................................        Energy Equipment & Services              266,800        8,764,304
                                                                                                                 --------------
                                                                                                                     14,843,433
                                                                                                                 --------------
    SINGAPORE .9%
    Huan Hsin Holdings Ltd. ..........................    Electronic Equipment & Instruments         2,411,000        1,419,459
    Want Want Holdings Ltd. ..........................               Food Products                   7,863,500        7,313,055
                                                                                                                 --------------
                                                                                                                      8,732,514
                                                                                                                 --------------
    SOUTH KOREA 4.6%
    Bank of Pusan ....................................             Commercial Banks                  1,517,430       12,341,865
    Dae Duck Electronics Co. Ltd. ....................    Electronic Equipment & Instruments         1,025,665        9,158,999
    Daegu Bank Co. Ltd. ..............................             Commercial Banks                  1,124,200        8,438,495
    Halla Climate Control Co. Ltd. ...................              Auto Components                  1,104,000        9,968,422
    Hansol Paper Co. Ltd. ............................          Paper & Forest Products                482,400        5,402,688
                                                                                                                 --------------
                                                                                                                     45,310,469
                                                                                                                 --------------
    SPAIN 2.2%
    Sol Melia SA .....................................       Hotels Restaurants & Leisure              835,560        9,593,327
    Transportes Azkar SA .............................          Air Freight & Logistics              1,359,133       12,472,908
                                                                                                                 --------------
                                                                                                                     22,066,235
                                                                                                                 --------------
    SWEDEN 1.4%
    D. Carnegie & Co. AB .............................              Capital Markets                  1,132,536       14,278,794
                                                                                                                 --------------
    SWITZERLAND 3.3%
    Gurit Heberlein AG, Br. ..........................                 Chemicals                        11,677        9,401,124
    Kuoni Reisen Holding AG, B .......................       Hotels Restaurants & Leisure               12,720        5,854,256
    SIG Holding AG ...................................                 Machinery                        41,150        9,921,212
    Vontobel Holding AG ..............................              Capital Markets                    295,900        7,643,691
                                                                                                                 --------------
                                                                                                                     32,820,283
                                                                                                                 --------------
    TAIWAN 3.5%
    D-Link Corp. .....................................         Communications Equipment             10,185,000       12,125,000
    Fu Sheng Industrial ..............................         Industrial Conglomerates              8,017,000       11,607,625
    Giant Manufacturing Co. ..........................       Leisure Equipment & Products              247,000          437,098
    Taiwan Fu Hsing ..................................             Building Products                 3,762,000        4,260,695
(a) Taiwan Green Point Enterprises Co. Ltd. ..........         Communications Equipment              1,743,000        6,000,676
                                                                                                                 --------------
                                                                                                                     34,431,094
                                                                                                                 --------------
    THAILAND .2%
    BEC World Public Co. Ltd., fgn. ..................                   Media                       4,847,000        2,129,435
                                                                                                                 --------------
    UNITED KINGDOM 6.3%
    Avis Europe PLC ..................................                Road & Rail                    4,834,600        5,575,382
    Bodycote International PLC .......................                 Machinery                     4,450,330       15,631,925
    Bodycote International PLC 144A ..................                 Machinery                     1,075,082        3,776,260
(a) Dimension Data Holdings PLC ......................                IT Services                    6,406,800        4,556,231
    DS Smith PLC .....................................          Containers & Packaging               3,902,900       12,265,014
    Homeserve ........................................      Commercial Services & Supplies             334,800        5,289,567
    John Wood Group ..................................        Energy Equipment & Services            5,226,800       14,692,464
    Yule Catto & Company PLC .........................                 Chemicals                       171,400          989,138
                                                                                                                 --------------
                                                                                                                     62,775,981
                                                                                                                 --------------


                                                          Semiannual Report | 19

Templeton Global Smaller Companies Fund

-------------------------------------------------------------------------------------------------------------------------------
                                                                       INDUSTRY                     SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        UNITED STATES 13.5%
    (a) Agile Software Corp. .........................                 Software                        927,850   $    6,365,051
        Alberto-Culver Co. ...........................            Household Products                    85,925        4,491,300
        American Italian Pasta Co., A ................               Food Products                     475,100       12,827,700
    (a) BearingPoint Inc. ............................                IT Services                      643,300        5,056,338
        Central Parking Corp. ........................      Commercial Services & Supplies             815,400       11,301,444
    (a) Coinstar Inc. ................................      Commercial Services & Supplies             659,180       15,431,404
    (a) Convergys Corp. ..............................                IT Services                       78,000        1,169,220
    (a) Gamestop Corp. ...............................             Specialty Retail                    904,950       17,565,079
        Hubbell Inc., B ..............................           Electrical Equipment                  168,700        9,076,060
    (a) Maxtor Corp. .................................          Computers & Peripherals              2,365,100       13,102,654
    (a) Scholastic Corp. .............................                   Media                         157,400        5,584,552
(a),(b) Sharper Image Corp.                                        Specialty Retail                    937,400       14,567,196
        Tredegar Corp. ...............................                 Machinery                       418,300        7,236,590
    (a) Triad Hospitals Inc. .........................     Health Care Providers & Services            229,764       10,033,794
                                                                                                                 --------------
                                                                                                                    133,808,382
                                                                                                                 --------------
        TOTAL COMMON STOCKS (COST $614,958,182).......                                                              925,514,335
                                                                                                                 --------------
        PREFERRED STOCK (COST $2,072,372) 1.3%
        GERMANY 1.3%
        Hugo Boss AG, pfd. ...........................      Textiles Apparel & Luxury Goods            398,880       13,332,271
                                                                                                                 --------------
        TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
          (COST $617,030,554).........................                                                              938,846,606
                                                                                                                 --------------

                                                                                              ----------------
                                                                                              PRINCIPAL AMOUNT
                                                                                              ----------------
        REPURCHASE AGREEMENT (COST $43,781,000) 4.4%
        UNITED STATES 4.4%

    (c) Dresdner Bank AG, 2.59%, 3/01/05 (Maturity
         Value $43,784,150) Collateralized by U.S.
         Treasury Bills, 3/10/05 - 8/18/05,
         and U.S.  Treasury Notes,
         1.875% - 6.75%, 5/15/05 - 2/15/10 ...........                                            $ 43,781,000       43,781,000
                                                                                                                 --------------
        TOTAL INVESTMENTS (COST $660,811,554) 99.1% ..                                                              982,627,606
        OTHER ASSETS, LESS LIABILITIES .9%............                                                                8,528,865
                                                                                                                 --------------
        NET ASSETS 100.0%.............................                                                           $  991,156,471
                                                                                                                 ==============

PORTFOLIO ABBREVIATIONS:
GDR - Global Depository Receipt

(a)   Non-income producing.

(b)   See Note 7 regarding holdings of 5% voting securities.

(c)   See Note 1(c) regarding repurchase agreement.


20 | See notes to financial statements. | Semiannual Report

Templeton Global Smaller Companies Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2005 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .................................  $  601,573,230
  Cost - Non-controlled affiliated issuers (Note 7) ...........      15,457,324
  Cost - Repurchase agreements ................................      43,781,000
                                                                 --------------
  Total cost of investments ...................................  $  660,811,554
                                                                 ==============
  Value - Unaffiliated issuers ................................  $  924,279,410
  Value - Non-controlled affiliated issuers (Note 7) ..........      14,567,196
  Value - Repurchase agreements ...............................      43,781,000
                                                                 --------------
  Total value of investments ..................................     982,627,606
 Foreign currency, at value (cost $7,033,826) .................       7,740,109
 Receivables:
  Investment securities sold ..................................         935,347
  Capital shares sold .........................................       2,942,595
  Dividends and interest ......................................       2,406,333
  Foreign income tax receivable ...............................           6,920
  Affiliates (Note 8) .........................................          45,919
                                                                 --------------
      Total assets ............................................     996,704,829
                                                                 --------------
Liabilities:
 Payables:
  Investment securities purchased .............................       2,316,611
  Capital shares redeemed .....................................       1,785,550
  Affiliates ..................................................       1,027,046
 Funds advanced by custodian ..................................         217,675
 Other liabilities ............................................         201,476
                                                                 --------------
      Total liabilities .......................................       5,548,358
                                                                 --------------
        Net assets, at value ..................................  $  991,156,471
                                                                 ==============
Net assets consist of:
 Distributions in excess of net investment income .............  $   (4,097,999)
 Net unrealized appreciation (depreciation) ...................     322,621,694
 Accumulated net realized gain (loss) .........................      50,358,374
 Capital shares ...............................................     622,274,402
                                                                 --------------
        Net assets, at value ..................................  $  991,156,471
                                                                 ==============


                     Semiannual Report | See notes to financial statements. | 21

Templeton Global Smaller Companies Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2005 (unaudited)

CLASS A:

 Net assets, at value .........................................  $  914,504,880
                                                                 ==============
 Shares outstanding ...........................................      95,593,460
                                                                 ==============
 Net asset value per share(a) .................................  $         9.57
                                                                 ==============
 Maximum offering price per share (net asset
  value per share / 94.25%) ...................................  $        10.15
                                                                 ==============
CLASS B:
 Net assets, at value .........................................  $    7,899,354
                                                                 ==============
 Shares outstanding ...........................................         849,869
                                                                 ==============
 Net asset value and maximum offering price per share(a) ......  $         9.29
                                                                 ==============
CLASS C:
 Net assets, at value .........................................  $   43,441,989
                                                                 ==============
 Shares outstanding ...........................................       4,601,270
                                                                 ==============
 Net asset value and maximum offering price per share(a) ......  $         9.44
                                                                 ==============
ADVISOR CLASS:
 Net assets, at value .........................................  $   25,310,248
                                                                 ==============
 Shares outstanding ...........................................       2,643,538
                                                                 ==============
 Net asset value and maximum offering price per share(a) ......  $         9.57
                                                                 ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


22 | See notes to financial statements. | Semiannual Report

Templeton Global Smaller Companies Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2005 (unaudited)

Investment income:
 Dividends - Unaffiliated issuers (net of foreign
  taxes of $662,611) ..........................................  $    7,296,327
 Interest (net of foreign taxes of $460) ......................         471,761
 Other income (Note 8) ........................................          45,919
                                                                 --------------
     Total investment income ..................................       7,814,007
                                                                 --------------
Expenses:
 Management fees (Note 3) .....................................       3,296,075
 Administrative fees (Note 3) .................................         575,847
 Distribution fees (Note 3)
  Class A .....................................................       1,022,371
  Class B .....................................................          31,109
  Class C .....................................................         181,678
 Transfer agent fees (Note 3) .................................         606,100
 Custodian fees (Note 4) ......................................         179,100
 Reports to shareholders ......................................          55,600
 Registration and filing fees .................................          51,700
 Professional fees ............................................           2,800
 Trustees' fees and expenses ..................................          65,600
 Other ........................................................          16,300
                                                                 --------------
      Total expenses ..........................................       6,084,280
      Expense reductions (Note 4) .............................         (15,613)
                                                                 --------------
        Net expenses ..........................................       6,068,667
                                                                 --------------
          Net investment income ...............................       1,745,340
                                                                 --------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
   Investments - Unaffiliated issuers (includes foreign
    taxes of $1,231 less foreign tax refund of $6,920) ........      67,550,851
   Foreign currency transactions ..............................         (88,781)
                                                                 --------------
      Net realized gain (loss) ................................      67,462,070
                                                                 --------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .................................................     113,349,620
  Translation of assets and liabilities denominated
   in foreign currencies ......................................         789,983
  Deferred taxes ..............................................       1,790,679
                                                                 --------------
      Net change in unrealized appreciation (depreciation) ....     115,930,282
                                                                 --------------
Net realized and unrealized gain (loss) .......................     183,392,352
                                                                 --------------
Net increase (decrease) in net assets resulting
 from operations ..............................................  $  185,137,692
                                                                 ==============


                     Semiannual Report | See notes to financial statements. | 23

Templeton Global Smaller Companies Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended February 28, 2005 (unaudited) and the year ended August 31, 2004

                                                                                               -----------------------------------
                                                                                                SIX MONTHS ENDED     YEAR ENDED
                                                                                               FEBRUARY 28, 2005   AUGUST 31, 2004
                                                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................................  $       1,745,340   $     7,215,508
  Net realized gain (loss) from investments and foreign currency transactions ...............         67,462,070       124,039,062
  Net change in unrealized appreciation (depreciation) on investments, translation of assets
   and liabilities denominated in foreign currencies, and deferred taxes ....................        115,930,282        28,977,939
                                                                                               -----------------------------------
      Net increase (decrease) in net assets resulting from operations .......................        185,137,692       160,232,509
                                                                                               -----------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................................................................         (8,990,630)      (10,007,645)
   Class B ..................................................................................            (10,120)           52,559)
   Class C ..................................................................................           (103,440)         (159,628)
   Advisor Class ............................................................................           (177,563)          (86,378)
  Net realized gains:
   Class A ..................................................................................        (78,639,477)               --
   Class B ..................................................................................           (586,834)               --
   Class C ..................................................................................         (3,462,049)               --
   Advisor Class ............................................................................         (1,223,672)               --
                                                                                               -----------------------------------
 Total distributions to shareholders ........................................................         93,193,785)      (10,306,210)
                                                                                               -----------------------------------
 Capital share transactions (Note 2):
   Class A ..................................................................................         85,369,222       (90,963,416)
   Class B ..................................................................................          2,324,401           859,846
   Class C ..................................................................................          8,771,735         9,294,105
   Advisor Class ............................................................................         13,763,979         3,386,073
                                                                                               -----------------------------------
 Total capital share transactions ...........................................................        110,229,337       (77,423,392)
                                                                                               -----------------------------------
 Redemption fees ............................................................................                257            25,007
       Net increase (decrease) in net assets ................................................        202,173,501        72,527,914
Net assets:
 Beginning of period ........................................................................        788,982,970       716,455,056
                                                                                               -----------------------------------
 End of period ..............................................................................  $     991,156,471   $   788,982,970
                                                                                               ===================================
Distributions in excess of net investment income (undistributed net investment income) included in net assets:
 End of period ..............................................................................  $      (4,097,999)  $     3,438,414
                                                                                               ===================================


24 | See notes to financial statements. | Semiannual Report

Templeton Global Smaller Companies Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Smaller Companies Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Effective June 1, 2004, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of smaller companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term securities are valued at cost.

U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                                                          Semiannual Report | 25

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At February 28, 2005, all repurchase agreements held by the Fund had been entered into on that date.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.


26 | Semiannual Report

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on valuation date.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


                                                          Semiannual Report | 27

Templeton Global Smaller Companies Fund

2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges into other Franklin Templeton funds' Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At February 28, 2005, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                        ---------------------------------------------------------
                                            SIX MONTHS ENDED                 YEAR ENDED
                                            FEBRUARY 28, 2005              AUGUST 31, 2004
                                        ---------------------------------------------------------
                                          SHARES        AMOUNT        SHARES           AMOUNT
                                        ---------------------------------------------------------
CLASS A SHARES:
 Shares sold ......................      7,704,027   $ 69,842,984    16,608,824    $  137,819,241
 Shares issued in reinvestment of
  distributions ...................      9,113,379     77,203,673     1,129,959         8,565,100
 Shares redeemed ..................     (6,823,106)   (61,677,435)  (28,682,784)     (237,347,757)
                                        ---------------------------------------------------------
 Net increase (decrease) ..........      9,994,300   $ 85,369,222   (10,944,001)   $  (90,963,416)
                                        =========================================================
CLASS B SHARES:
 Shares sold ......................        259,987   $  2,296,124       791,378    $    6,371,024
 Shares issued in reinvestment of
  distributions ...................         64,006        527,747         6,754            49,578
 Shares redeemed ..................        (55,766)      (499,470)     (671,299)       (5,560,756)
                                        ---------------------------------------------------------
 Net increase (decrease) ..........        268,227   $  2,324,401       126,833    $      859,846
                                        =========================================================
CLASS C SHARES:
 Shares sold ......................      1,073,746   $  9,584,101     2,457,661    $   20,249,276
 Shares issued in reinvestment of
  distributions ...................        329,414      2,754,725        17,982           133,963
 Shares redeemed ..................       (397,538)    (3,567,091)   (1,339,336)      (11,089,134)
                                        ---------------------------------------------------------
 Net increase (decrease) ..........      1,005,622   $  8,771,735     1,136,307    $    9,294,105
                                        =========================================================
ADVISOR CLASS SHARES:
 Shares sold ......................      1,575,688   $ 13,866,819     1,354,236    $   10,993,871
 Shares issued in reinvestment of
  distributions ...................        116,823        991,141        10,694            81,278
 Shares redeemed ..................       (120,230)    (1,093,981)     (967,391)       (7,689,076)
                                        ---------------------------------------------------------
 Net increase (decrease) ..........      1,572,281   $ 13,763,979       397,539    $    3,386,073
                                        =========================================================


28 | Semiannual Report

Templeton Global Smaller Companies Fund

3. TRANSACTION WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------
  SUBSIDIARY                                                       AFFILIATION
--------------------------------------------------------------------------------------------
  Templeton Investments Counsel LLC (TIC)                          Investment manager
  Franklin Templeton Services LLC (FT Services)                    Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)              Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.750%          Up to and including $1 billion
        0.730%          Over $1 billion, up to and including $5 billion
        0.710%          Over $5 billion, up to and including $10 billion
        0.690%          Over $10 billion, up to and including $15 billion
        0.670%          Over $15 billion, up to and including $20 billion
        0.650%          Over $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          Up to and including $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

Under the Class A distribution plan, costs exceeding the maximum for the current plan year may be reimbursed in subsequent periods. At February 28, 2005, Distributors advised the Fund that unreimbursed costs were $1,320,897.


                                                          Semiannual Report | 29

Templeton Global Smaller Companies Fund

3. TRANSACTION WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received .............................    $ 74,032
Contingent deferred sales charges retained .............    $  8,848

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $606,100, of which $468,394 was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of passive foreign investment company shares.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and foreign taxes on sales of securities.

At February 28, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

Cost of investments ...................................     $ 665,790,939
                                                            =============
Unrealized appreciation ...............................     $ 328,763,306
Unrealized depreciation ...............................       (11,926,639)
                                                            -------------
Net unrealized appreciation (depreciation) ............     $ 316,836,667
                                                            =============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended February 28, 2005 aggregated $175,439,177 and $165,701,798, respectively.


30 | Semiannual Report

Templeton Global Smaller Companies Fund

7. HOLDINGS OF 5% VOTING SECURITIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at February 28, 2005 were as shown below:

----------------------------------------------------------------------------------------------------------------
                      NUMBER OF                            NUMBER OF
                     SHARES HELD                          SHARES HELD     VALUE
                     AT BEGINNING    GROSS      GROSS       AT END       AT END     INVESTMENT  REALIZED CAPITAL
  NAME OF ISSUER      OF PERIOD    ADDITIONS  REDUCTIONS   OF PERIOD    OF PERIOD     INCOME       GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------
  Sharper Image
   Corp ...........            --    937,400          --      937,400  $14,567,196         $--               $--
                                                                       -----------------------------------------
                 TOTAL AFFILIATED SECURITIES (1.47% of Net Assets)     $14,567,196         $--               $--
                                                                       =========================================

8. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.


                                                          Semiannual Report | 31

Templeton Global Smaller Companies Fund

8. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.


32 | Semiannual Report

Templeton Global Smaller Companies Fund,Inc.

8. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

The SEC's Second Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the Second Order. When approved, disbursements of settlement monies under the SEC's Second Order will be made promptly in accordance with the terms and conditions of that order.


                                                          Semiannual Report | 33

Templeton Global Smaller Companies Fund

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

The Fund, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits identified above are without merit and intend to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


34 | Semiannual Report

Templeton Global Smaller Companies Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 35

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
 Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
 Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
 Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
 U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
 Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
New York Intermediate-Term
 Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)   Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/05                                          Not part of the semiannual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)                       One Franklin Parkway
      INVESTMENTS                              San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL SMALLER
COMPANIES FUND

INVESTMENT MANAGER

Templeton Investment Counsel, LLC

SUB-ADVISOR

Franklin Templeton Investments (Asia) Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

103 S2005 04/05




ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.        N/A



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 9. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS

(a) Code of Ethics

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  April 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  April 25, 2005


By /s/GALEN G. VETTER
Chief Financial Officer
Date  April 25, 2005